November 5, 2026

SCHWARTZ INVESTMENT TRUST

Supplement to the Statement of Additional Information Dated April 30, 2026

This Supplement supersedes and replaces the September 24, 2026 and the October 26, 2026 Supplements.

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria Undiscovered Fund (AVEUX)

Ave Maria Value Fund (AVEMX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Value Focused Fund (AVERX)

Ave Maria Bond Fund (AVEFX)

Effective October 31, 2026, the Ave Maria Rising Dividend Fund (the “Fund”) is managed by Timothy S. Schwartz, CFA, as lead portfolio manager, and Ryan M. Kuyawa, CFA, as co-portfolio manager. Accordingly, the following disclosure in the Portfolio Managers section of the Statement of Additional Information is revised as follows:

Portfolio Managers (Page 38)

The portfolio managers for the Fund are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Managed Accounts (as of September 30, 2026)
Ave Maria Rising Dividend Fund
Type of Account		Total Number of Other Managed Accounts	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 3	$627.0 million $ 0 $ 4.0 million	0 0 0	$ 0 $ 0 $ 0
Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts	2 0 0	$ 504.9 million $ 0 $0	0 0 0	$ 0 $ 0 $ 0

Ownership of Fund Shares (pages 40-41)

The following table indicates the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2026.

Ave Maria Rising Dividend Fund	Timothy S. Schwartz, CFA $100,001- $500,000	Ryan Kuyawa, CFA None

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Effective September 24, 2026, the disclosure in the section “Potential Conflicts of Interest“ on page 40 of the Statement of Additional Information, which describes any material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund(s) and the management of other accounts, is replaced in its entirety with the following:

Potential Conflicts of Interest. The Adviser manages the Funds alongside other accounts, including private client accounts, and the Adviser’s 401(k) retirement plan account for the benefit of its employees (“401k Account”). As a result, potential conflicts of interest may arise because the Adviser may have a direct or indirect financial interest in certain accounts that differ from the interests of the Funds and their shareholders. Conflicts of interest may also arise when the same security is purchased or sold for multiple accounts or when investment opportunities are limited.

The Adviser has adopted policies and procedures designed to address these potential conflicts of interest and to prevent any account in which the Adviser or its employees may have an interest from being favored over a Fund. The Adviser’s 401k Account is treated as an “inside account” and may not trade a security on the same day a Fund is trading the same security, or is considering or planning to trade that security. In addition, the Adviser maintains trade allocation aggregation and personal trading procedures designed to ensure that investment opportunities are allocated fairly and that the interests of the Funds and their shareholders are placed ahead of the personal interest of the Adviser and its employees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE